FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2011
FIXED ASSETS, NET
5.	FIXED ASSETS, NET

Fixed assets consist of the following:

	December 31, 2010	December 31, 2011
Computers, software and office equipment	2,130	2,466
Leasehold improvements	1,160	2,943

Sub-total	3,290	5,409
Less: accumulated depreciation	1,208	1,065

	2,082	4,344

Depreciation expense was US$304, US$537 and US$659 for the years ended December 31, 2009, 2010 and 2011 respectively.